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                      AMERICAN NATIONAL INSURANCE COMPANY

                         Variable Annuity II Contracts
              American National Variable Annuity Separate Account

    Supplement dated September 1, 2001, to the Prospectus dated May 1, 2001

The following information supplements the prospectus for the American National Variable Annuity Separate Account Variable Annuity II Contracts prospectus:

Securities Management and Research, Inc. ("SM&R"), the investment adviser and manager for the American National Government Bond Portfolio, has voluntarily agreed to reimburse the Government Bond Portfolio for total operating expenses in excess of 0.35% of average daily net assets. This reimbursement will continue until December 31, 2002. SM&R is under no obligation to renew this reimbursement at the end of such period.

As a result of this reimbursement, the expense examples for the American National Government Bond Portfolio on pages 18 and 19 of the prospectus will also change. On page 18 in the example which assumes a surrender of the contract, the 1-year, 3-years, 5- years and 10 years expenses for the American National Government Bond Portfolio will be $82, $112, $129 and $195 respectively. On page 19, in the example which assumes that there has not been a surrender of the contract, the 1-year, 3-years, 5-years and 10-years expenses for the American National Government Bond Portfolio will be $17, $52, $89 and $195 respectively.

                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS
                              FOR FUTURE REFERENCE


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